Exhibit 99.1

Prudential Securities "Back-to-School" Consumer Conference Boston September 3, 2003

The Dial Corporation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on management's beliefs, as well as on assumptions made by and information currently available to management and involve various risks and uncertainties, certain of which are beyond the Company's control. The Company's actual results could differ materially from those expressed in any forward looking statements made on behalf of the Company. Safe Harbor

Dial Today Source: Nielsen FDM+Wal-Mart 52-weeks ending 7/12/03 Dial Purex Renuzit Armour Soaps Excl. Wipes Laundry Detergent Air Fresheners Excl. Auto Canned Meats Category Size Category Growth Dollars Volume Dial Growth Dollar Volume $2.2B -0.6% -0.2% +0.6% +2.7% $4.9B -1.2% +3.1% +12.5% +17.6% $1.3B +0.3% -0.1% -2.4% +2.9% $1.3B +2.5% +2.6% +6.1% +6.5% Dial Market Share (Unit Basis) Share Change vs. YAGO 20.1% +0.6 14.6% +1.8 20.6% +0.6 20.5% +0.7 Dial Brand Position (Unit Basis) #1 Deodorant Bar Soap #2 Liquid Soap #2 Brand #3 Brand #1 Item Air Freshener (Adjustables) #2 Brand #1 Vienna Sausage brand - the flagship product

A healthy company Good momentum Strong balance sheet and cash balance Disciplined capital allocation strategy Comfortable with guidance for the third quarter and the fiscal year Lower P/E than most peers Dial Today

Strength is value brand proposition. Lagging economy continues to help value brands. Wal-Mart continues to drive Dial sales. Target Stores have helped make value shopping a mainstream trend. Excellent Dial Brands growth. Dollar Stores continue to be the fastest growing channel in the CPG industry. Dial Today

Dial Strength Is Value Proposition


Tone
COCOA BUTTER

Tone
22¢/oz.

Dove &
Caress
32¢/oz.


Purex

Purex
3¢/oz.

Gain 5¢/oz.

Tide 6¢/oz.


Scented Oil
REFILL

Renuzit Electric Oil Refills
$2.29

Glade Oil
Refills $3.29

Renuzit Adjustables
$1.00


ARMOUR
CHILI
with Beans

Armour 15 oz.
$1.10

Hormel 15 oz.
$1.67

Stagg 15 oz.
$1.84

THE DIAL CORPORATION

**Source: A.C. Nielsen 12-weeks ending 7/12/03.*

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Value objective - 80% of the cleaning power of the leader at 60% of the price Strategy Assure premium attributes Two major product improvements in the past four years Distinctive packaging Promote trial Forefront of fragrance trend Purex - Building A True Value Brand

4 Weeks Ending 5/17/03 4 Weeks Ending 6/14/03 4 Weeks Ending 7/12/03 Purex Liquid 18.4 20.3 23.5 Private Label Liquid 6.8 6.1 4.9 Purex vs. Private Label At Wal-Mart Source: Nielsen Wal-Mart Panel

Purex vs. Private Label At Food, Drug Mass w/o Wal-Mart 4 Weeks Ending 2/22/03 4 Weeks Ending 6/14/03 4 Weeks Ending 7/12/03 Purex 16.6 15 15.3 Private Label 3.7 4.1 4.3 Source: Nielsen FDM

Channel Shift Top Five Accounts Wal-Mart plus Sam's Family Dollar Target Dollar General Fleming / K-Mart Kroger Dial Shipments YTD - July 2003 Top 5 Accounts +6% Grocery -1% Mass +5% Dollar Stores +28% Drug Stores +3%

Dial Today Gearing up product development and senior management ranks New R&D head New head of Innovation New General Manager Air Fresheners Key Product Development and Marketing hires Personal Cleansing Air Fresheners Laundry Care

Dial Today IT Outsourcing and ERP Implementation Project 7-year IT outsourcing agreement with EDS IT technology infrastructure Support and management services EDS and SAP will implement SAP software Manufacturing/Supply Chain/Procurement Finance/Accounting Performance management Customer relationship management

Dial Today Quarterly dividend increased 125% From $0.04 per share to $0.09 per share Brings current yield to 1.8% $100 million stock repurchase program Two-year period Opportunistic purchases

Core Competencies Value focused Marketing Sales Procurement Flexibility vs. larger competitors Antibacterial heritage

1998 1999 2000 2001 2002 2003 YTD Dial 19.8 20.3 20 19.3 19.9 19.9 Lever 25 26.4 27.2 27.9 27.5 27.3 P&G 22 21 19.1 19.2 19.7 19.4 Colgate 16.7 16.5 17.8 18.5 18.8 19.1 Volume Market Share 27.3 19.9 19.4 19.1 Dial is the #2 manufacturer in the $2.2 billion Soap category and has maintained that position since 2000. Lever Colgate Dial P&G Personal Cleansing Source: Nielsen Scan FDKT + WM Panel through 7/12/03. Market & Competition

Dial P&N Coast Tone Personal Care $20B Category Protection Value Hypo-Clinical Young Men's Grooming Trans Cultural Beauty Personal Cleansing Outlook

Market & Competition The Dial Corporation climbed to the #3 manufacturer in the $4.9 billion Detergents category. Purex is the #2 Detergent brand in both volume and dollars. Laundry Care 1998 1999 2000 2001 2002 2003 YTD Dial 9.4 10.5 9.9 11.2 13.2 14.5 Lever 18.1 17.5 17.3 17.1 15.2 14.4 P&G 45.8 45.1 42.7 42.9 43.2 43.1 Colgate 4.8 4.7 4.8 4.9 4.3 3.7 Armus 13.5 14.2 14 15.1 15.2 15.4 Volume Market Share Lever Colgate Dial P&G Armus Source: Nielsen Scan, FDKT + WM Panel through 7/12/03.

Growth Drivers Laundry Care Purex Initiatives Non-Detergent Initiatives Two New Products in 2004 and Zout Restage Sunshine Clean High Efficiency Small Size Purex Restages Fragrance Refresh

Category Dollars ($1.3 Billion) Market & Competition Renuzit decline driven by being late to market and the ultimate failure of Renuzit One Touch in the Electric Scented Oil business. Air Fresheners Source: Nielsen Scan FDKT + WM Panel through 7/12/03. 1998 1999 2000 2001 2002 2003 YTD Renuzit 21.5 22.5 22.6 22.9 20.4 21.1 Wizard 11.1 9.4 10.7 16 16.9 16.2 SCJ 55.3 54.4 50.6 46.6 50.7 51.3 Glade Renuzit Wizard Volume Market Share

Armour remains #2 in unit sales and its Vienna Sausage is the category's #1 item. Market & Competition YTD Unit Growth Armour Hormel ConAgra Private Label 2001 19.7 27.7 18.4 10.3 2002 20.2 27.5 18.8 10.9 2003 Est 20.6 28 18 12.2 Market Share (units) Spam, Stagg Mary Kitchen, Hormel Libby, Dennisons, Hunts, Wolf, Manwich +7% +7% -3% +17% Foods Source: Nielsen Scan FDKT + WM Panel.

Base Vienna Sausage segment growth Dollar & Club Channel Multi-packs New Products Steakhouse (Meat Snacks) Meat & Cheese Dips Bacon Cheddar Dip Chili Cheddar Dip Jalapeno Cheddar Dip Nacho Bean Dip Growth Drivers Foods

Financial Review

Financial Objectives Unit Sales Growth of approximately 3% Net Income Growth of at least 10% CFROIC in excess of 20% Cash Flow from Operations 10+% of Net Sales V E R C

2Q 2003 Performance From Continuing Operations ($ millions, except per share data) 2Q 2003 2Q 2002 Change Net Sales $332.5 $320.0 3.9% Gross Margin 37.4% 38.5% (110 bps) Operating Margin 18.6% 18.0% 60 bps EPS from Continuing Operations - Diluted $0.35 $0.34 2.9% EPS from Continuing Operations - Diluted (Excluding Special Gains) $0.35 $0.31 12.9% Cash Flow from Operations $77.6 $84.8 (8.5%) *Excludes net gain of $2.9MM (pre-tax) in Q2 2002 associated with a joint venture and the sale of the Mexico City plant, offset in part by an equipment write down in the Guatemala plant. *

($ millions) Balance Sheet Improvement June 2003 June 2002 Fav. (Unfav.) Cash $320.3 $124.9 $195.4 Total Debt 465.2 454.1 (11.1) Net Debt $144.9 $329.2 $184.3 Working Capital Net of Cash ($6.0) ($23.6) ($17.6) Equity $220.6 $72.5 $148.1

We expect the following: Balance Sheet / Cash Flow Increase cash by approximately $100MM Maintain strong inventory and accounts receivable performance measures Capital expenditures - $45MM EPS Operating margins improve 75 - 100 basis points for the full year EPS from continuing operations of approximately $1.33 ($0.34 in the third quarter) Financial Guidance 2003

Acquisitions Strategic Criteria Nationally branded businesses $100+ MM in size Doesn't prohibit "add-ons," but focus will be strategic Domestic FDM distribution Leverage current management infrastructure Financial Criteria No earnings or margin dilution in the first full year EVA positive using a 10% WACC

Summary - Current Financial Strategy Continue to drive operating margin improvement via a combination of : Internal and external growth (possible acquisitions) Aggressive cost containment - both supply chain and SG&A Reinvestment in current brands Drive shareholder value by achieving annual sales, profit and margin goals combined with appropriate returns to shareholders (dividend, buyback)